Related Party Transactions	9 Months Ended
Sep. 30, 2014
Related Party Transactions [Abstract]
Related Party Transactions
5.	Related Party Transactions

The Company entered into employment agreements with certain shareholders on February 15, 2014 and agreed to pay these shareholders a total compensation of $6,000 per month. As of September 30, 2014, the Company had paid $27,000 to the shareholders and accrued $18,000 payable to these shareholders.